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AMENDMENT NO. 2 TO CREDIT AGREEMENT AND
PARENT GUARANTY AND PLEDGE AGREEMENT

    THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT AND PARENT GUARANTY AND PLEDGE AGREEMENT (this "Amendment No. 2"), dated as of January 25, 2001, among NEXTEL PARTNERS, INC., a Delaware corporation (the "Parent"), NEXTEL PARTNERS OPERATING CORP., a Delaware corporation (the "Borrower"), each of the entities identified as Consenting Obligors on the signature pages hereto (collectively, the "Consenting Obligors"), the various financial institutions from time to time parties to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent (the "Syndication Agent") for the Lenders, THE BANK OF NEW YORK, as documentation agent (the "Documentation Agent") for the Lenders, and BANK OF MONTREAL, as administrative agent (the "Administrative Agent") for the Lenders (the Syndication Agent and the Administrative Agent are collectively referred to herein as the "Agents" and each as an "Agent").

W I T N E S S E T H:

    WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of September 9, 1999 (as heretofore modified and supplemented and in effect as of the date hereof, the "Credit Agreement");

    WHEREAS, the Parent and the Administrative Agent are parties to the Parent Guaranty and Pledge Agreement, dated as of January 29, 1999 (as heretofore modified and supplemented and in effect as of the date hereof, the "Parent Guaranty and Pledge Agreement");

    WHEREAS, the Parent contemplates the issuance of not more than $400,000,000 of its senior unsecured notes (together with any other notes having substantially identical terms issued in exchange therefor, the "Supplemental Senior Notes", with the issuance thereof being herein referred to as the "Supplemental Senior Notes Issuance"), upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those applicable to the New Senior Notes (such capitalized terms, and other terms used herein, to have the meanings provided in Part I);

    WHEREAS, the Parent and certain of its Affiliates propose to establish Nextel Ventures, L.P., a Delaware limited partnership ("Nextel Ventures"), in order to invest in private, early stage companies principally engaged in wireless telecommunications services, software, support, distribution or infrastructure;

    WHEREAS, in connection with the Supplemental Senior Notes Issuance and establishment of Nextel Ventures, each of the Parent and the Borrower has requested the Lenders to amend certain terms and provisions of the Credit Agreement and the Parent Guaranty and Pledge Agreement as set forth herein;

    WHEREAS, all Loans and Obligations shall continue to be and shall be fully guaranteed by the Parent Guaranty and Pledge Agreement and the Subsidiary Guaranty and fully secured by, among other things, the Parent Guaranty and Pledge Agreement, the Borrower Security and Pledge Agreement and the Subsidiary Security and Pledge Agreement; and

    WHEREAS, each of Parent and the Borrower desires, and each of the Lenders are willing, upon the terms and conditions hereinafter set forth, to amend the Credit Agreement and the Parent Guaranty and Pledge Agreement as set forth herein;

    NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART I

DEFINITIONS

    SUBPART 1.1.  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

    "Administrative Agent" is defined in the preamble.

    "Agent" and "Agents" are defined in the preamble.

    "Amendment No. 2" is defined in the preamble.

    "Amendment No. 2 Effective Date" is defined in Subpart 5.1.

    "Borrower" is defined in the preamble.

    "Consenting Obligors" means each of the entities identified as such on the signature pages hereof.

    "Credit Agreement" is defined in the first recital.

    "Lenders" is defined in the preamble.

    "Nextel Ventures" is defined in the fourth recital.

    "Parent" is defined in the preamble.

    "Parent Guaranty and Pledge Agreement" is defined in the second recital.

    "Supplemental Senior Notes" is defined in the third recital.

    "Supplemental Senior Notes Issuance" is defined in the third recital.

    "Syndication Agent" is defined in the preamble.

    SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement, the Parent Guaranty and Pledge Agreement or any other Loan Document, as the case may be, shall from and after the Amendment No. 2 Effective Date refer to the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be, as amended hereby.

PART II

AMENDMENTS TO CREDIT AGREEMENT

    Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended in accordance with this Part II. Except to the extent amended by this Amendment No. 2, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

    SUBPART 2.1.  Amendments to Article I.  Article I of the Credit Agreement is amended as set forth in this Subpart 2.1.

      (a) The following new definitions are added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

        "Amendment No. 2" means Amendment No. 2 to Credit Agreement and Parent Guaranty and Pledge Agreement, dated as of January 25, 2001, among the Parent, the Borrower, the Consenting Obligors, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent.

        "Amendment No. 2 Effective Date" shall have the meaning set forth in Subpart 5.1 of Amendment No. 2.

        "Nextel Ventures" means Nextel Ventures, L.P., a Delaware limited partnership.

        "Supplemental Senior Notes" means up to $400,000,000 in aggregate principal amount of senior unsecured notes of the Parent, issued pursuant to the Supplemental Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.2.10, together with any other notes having substantially identical terms issued in exchange therefor.

        "Supplemental Senior Notes Indenture" means the Indenture entered into by and between the Parent and The Bank of New York, as trustee thereunder, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.10.

        "Supplemental Senior Notes Issuance" means the issuance of the Supplemental Senior Notes pursuant to the Supplemental Senior Notes Indenture and in accordance with the terms and conditions contained in clause (b) of Section 5.9 of the Parent Guaranty and Pledge Agreement, as amended by Amendment No. 2.

      (b) The definition of "Net Debt Proceeds" contained in Section 1.1 of the Credit Agreement is amended to replace the parenthetical text contained in the second through fifth lines thereof with the following parenthetical text:

      "(other than Debt incurred as part of the Transaction or the Option Capitalization Transaction, other Debt permitted by Section 7.2.2, and any proceeds of the New Senior Notes Issuance, the Additional Senior Notes Issuance or the Supplemental Senior Notes Issuance contributed by the Parent to the Borrower),".

      (c) The definition of "Senior Debt" contained in Section 1.1 of the Credit Agreement is amended to replace the word "or" contained in the second line thereof with a "," and to insert the words "or the Supplemental Senior Notes" immediately following the words "Additional Senior Notes" contained in the third line thereof.

      (d) The definition of "Transaction Documents" contained in Section 1.1 of the Credit Agreement is amended to insert the words "the Supplemental Senior Notes Issuance" immediately following the words "the Additional Senior Notes Issuance" contained in the seventh line thereof.

    SUBPART 2.2.  Amendments to Article VII.  Article VII of the Credit Agreement is amended as set forth in this Subpart 2.2.

      (a) Section 7.2.6 of the Credit Agreement is amended as follows:

         (i) The word "and" contained in the fourth and eighteenth lines of the first paragraph thereof is replaced with a "," and the words "and any Supplemental Senior Notes" are inserted immediately following the words "Additional Senior Notes" contained in the fifth and eighteenth lines of such paragraph.

        (ii) The word "and" contained in the first line of clause (a)(ii) thereof is replaced with a "," and words "and the Supplemental Senior Notes" are inserted immediately following the words "Additional Senior Notes" contained in the second line of clause (a)(ii) thereof.

      (b) Section 7.2.10 of the Credit Agreement is amended to replace the word "or" immediately preceding the words "any Additional Senior Notes" in the sixth line thereof and in the seventh line thereof with a "," and to insert the words (i) "or any Supplemental Senior Notes" immediately following the words "any Additional Senior Notes" contained in the sixth line thereof and (ii) "or the Supplemental Senior Notes Issuance" immediately following the words "the Additional Senior Notes Issuance" contained in the seventh and eighth lines thereof.

PART III

AMENDMENT TO PARENT GUARANTY
AND PLEDGE AGREEMENT; CONSENT

    Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Parent Guaranty and Pledge Agreement is hereby amended in accordance with this Part III. Except to the extent amended by this Amendment No. 2, the Parent Guaranty and Pledge Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

    SUBPART 3.1.  Amendment to Article V.  Article V of the Parent Guaranty and Pledge Agreement is amended as set forth in this Subpart 3.1.

      (a) Section 5.9 of the Parent Guaranty and Pledge Agreement is amended to re-letter existing clause (b) thereof as clause (c) and to insert a new clause (b) immediately following existing clause (a) to read in its entirety as follows:

      "(b) Indebtedness in respect of the Supplemental Senior Notes; provided, that,

        (A) the aggregate outstanding principal amount of Indebtedness evidenced by the Supplemental Senior Notes shall not exceed $400,000,000 at any time outstanding and the Supplemental Senior Notes Issuance shall have occurred not later than the one-year anniversary of the Amendment No. 2 Effective Date;

        (B) the Agents shall have received (with copies for each Lender that shall have expressly requested copies thereof) a fully-executed copy of the Supplemental Senior Notes Indenture, and all certificates, opinions and other documents delivered thereunder, pursuant to which the Supplemental Senior Notes shall have been issued upon terms and conditions (including as to pricing, maturity and covenants) substantially similar to those contained in the New Senior Notes Indenture and in form and substance satisfactory to the Agents;

        (C) no Default shall have occurred and be continuing on the date of the Supplemental Senior Notes Issuance, nor would a Default result from the Supplemental Senior Notes Issuance;

        (D) after giving effect to the Supplemental Senior Notes Issuance, the Parent and its Subsidiaries shall be in pro forma compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the Supplemental Senior Notes Issuance for which relevant financial information has been delivered pursuant to clause (a) or (b) of Section 7.1.1 of the Credit Agreement;

        (E) all Net Debt Proceeds received by the Parent from the Supplemental Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and ongoing working capital and general corporate needs of the Borrower and its Subsidiaries; and

        (F) an Authorized Officer of the Parent shall have delivered a certificate to the Agents in form and substance satisfactory to the Agents (including calculation of compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement) certifying as to the accuracy of clauses (A) through (E) above; and"

      (b) Section 5.11 of the Parent Guaranty and Pledge Agreement is amended to read in its entirety as follows:

    "SECTION 5.11. Investments. The Parent will not make, incur, assume or suffer to exist any Investment of the Parent in any other Person, except (i) Investments in the Borrower and (ii) Investments in Nextel Ventures in an aggregate amount at any time outstanding not to exceed $10,000,000 in cash."

    By their signatures below, each of the Lenders consents, subject to the terms and conditions set forth in this Amendment No. 2, the Credit Agreement and the Parent Guaranty and Pledge Agreement (each as modified by this Amendment No. 2), to the Supplemental Senior Notes Issuance and the incurrence of the Indebtedness in respect of the Supplemental Senior Notes; provided, however, that all of the Net Debt Proceeds received by the Parent from the Supplemental Senior Notes Issuance shall be applied by the Parent to finance Capital Expenditures associated with the Network Build-out and the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries.

PART IV

AFFIRMATION AND CONSENT

    SUBPART 4.1.  Acknowledgment and Reaffirmation.  Each of the Parent and the Consenting Obligors hereby acknowledges the amendments to the Credit Agreement and the Parent Guaranty and Pledge Agreement pursuant to the terms and provisions set forth in this Amendment No. 2. Each of the Parent and the Consenting Obligors hereby reaffirms, as of the Amendment No. 2 Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment No. 2 and the transactions contemplated hereby, and (ii) its guarantee of payment of, and grant of security interest to secure, all Obligations under the Credit Agreement, the Notes and each other Loan Document pursuant to the Security Documents to which the Parent or such Consenting Obligor is a party.

    SUBPART 4.2.  Representations and Warranties, etc.  Each of the Parent and the Consenting Obligors hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 2 Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

    SUBPART 4.3.  Loan Documents.  Each of the Parent and the Consenting Obligors further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment No. 2 Effective Date, all references in such Loan Documents to the "Credit Agreement", "Parent Guaranty and Pledge Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement, the Parent Guaranty and Pledge Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment No. 2.

    SUBPART 4.4.  Course of Dealing, etc.  Each of the Parent and the Consenting Obligors hereby acknowledges and agrees that the acceptance by the Agents and each Lender of this document shall not be construed in any manner to establish any course of dealing on the Agent's or Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

PART V

CONDITIONS TO EFFECTIVENESS

    SUBPART 5.1.  Effective Date.  This Amendment No. 2 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 5.1 (the "Amendment No. 2 Effective Date").

    SUBPART 5.1.1.  Execution of Counterparts.  The Agents shall have received counterparts of this Amendment No. 2 duly executed by the Parent, the Borrower, the Consenting Obligors and the Required Lenders (or evidence thereof satisfactory to the Agents). The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that, on the Amendment No. 2 Effective Date, after giving effect to this Amendment No. 2, all statements set forth in Article VI of the Credit Agreement, as amended by this Amendment No. 2, are true and correct as of such date (unless stated to relate solely to an earlier date, in which case such representation and warranty were true and correct in all material respects as of such earlier date).

    SUBPART 5.1.2.  Resolutions, etc.  The Agents shall have received from the Parent, the Borrower and each Consenting Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Amendment No. 2 Effective Date, for each such Person and (ii) a certificate, dated the Amendment No. 2 Effective Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary as to

      (a) resolutions of each such Person's board of directors then in full force and effect authorizing, to the extent relevant, all aspects of the Supplemental Senior Notes Issuance applicable to such Person, and the execution, delivery and performance of Amendment No. 2 and each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

      (b) the incumbency and signatures of those of its officers or managing members authorized to act with respect to Amendment No. 2 and each other Loan Document to be executed by such Person; and

      (c) the full force and validity of each Organic Document of such Person and copies thereof,

upon which certificates each Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or other duly authorized representative of any such Person canceling or amending the prior certificate of such Person.

    SUBPART 5.1.3.  Opinion of Counsel.  The Agents shall have received an opinion, dated the Amendment No. 2 Effective Date and addressed to the Agents and all Lenders from Davis Wright Tremaine, LLP, New York counsel to the Parent, the Borrower and each of the Consenting Obligors, satisfactory in form and substance to the Syndication Agent and its counsel. Such legal opinion shall cover such matters incident to the transactions contemplated by Amendment No. 2 as the Syndication Agent may reasonably require.

    SUBPART 5.1.4.  Payment of Fees and Expenses.  The Administrative Agent shall have received, for the account of each Lender which shall have delivered to the Agents a duly executed counterpart of this Amendment No. 2 by February 2, 2001, an amendment fee in the amount of .10% of such Lender's Loans and Commitments. In addition, the Borrower hereby agrees to pay and reimburse the Syndication Agent for all its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and related documents, including all reasonable fees and disbursements of counsel to the Syndication Agent.

    SUBPART 5.1.5.  Satisfactory Legal Form.  The Syndication Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Syndication Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment No. 2 shall be satisfactory to the Syndication Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Syndication Agent and its counsel.

    SUBPART 5.2.  Limitation.  Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Parent Guaranty and Pledge Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or the Parent Guaranty and Pledge Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Parent, the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement, the Parent Guaranty and Pledge Agreement or any such other Loan Document or instrument.

PART VI

MISCELLANEOUS

    SUBPART 6.1.  Cross-References.  References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2. References in this Amendment No. 2 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement or the Parent Guaranty and Pledge Agreement, as the case may be.

    SUBPART 6.2.  Loan Document.  This Amendment No. 2 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement, as amended hereby, including Article X of the Credit Agreement.

    SUBPART 6.3.  Counterparts, etc.  This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

    SUBPART 6.4.  Governing Law.  THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SUBPART 6.5.  Successors and Assigns.  This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    SUBPART 6.6.  Payment of Fees and Expenses.  The Borrower agrees to pay and reimburse the Agents for all its reasonable expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 2 and related documents, including all reasonable fees and disbursements of counsel to the Agents.

[INTENTIONALLY LEFT BLANK—SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

PARENT:	NEXTEL PARTNERS, INC., a Delaware corporation
By:

Name: Title:
BORROWER:	NEXTEL WIP EXPANSION CORP., a Delaware corporation

By:

Name: Title:
CONSENTING OBLIGORS:	NPCR, INC., a Delaware corporation
By:

Name: Title:
NEXTEL PARTNERS OF UPSTATE NEW YORK, INC., a Delaware corporation
By:

Name: Title:
NEXTEL WIP LEASE CORP., a Delaware corporation
By:

Name: Title:

NEXTEL WIP LICENSE CORP., a Delaware corporation
By:

Name: Title:
NEXTEL PARTNERS EQUIPMENT CORP., a Nevada corporation
By:

Name: Title:
NPFC, Inc., a Nevada corporation
By:

Name: Title:
NEXTEL WIP EXPANSION CORP., a Delaware corporation
By:

Name: Title:
CREDIT SUISSE FIRST BOSTON, as the Syndication Agent and as Lender
By:

Name: Title:

THE BANK OF NEW YORK, as the Documentation Agent and as Lender
By:

Name: Title:
BANK OF MONTREAL, Chicago Branch as the Administrative Agent and as Lender
By:

Name: Title:
LENDERS:
BARCLAYS BANK PLC
By:

Name: Title:
By:

Name: Title:
FIRST UNION NATIONAL BANK
By:

Name: Title:

DRESDNER BANK AG NEW YORK & GRAND CAYMAN BRANCHES
By:

Name: Title:
By:

Name: Title:
THE FUJI BANK, LIMITED
By:

Name: Title:
CARAVELLE INVESTMENT FUND, LLC
By:

Name: Title:
COBANK, ACB
By:

Name: Title:
ELC (CAYMAN), LTD.
By:

Name: Title:

ELC (CAYMAN), LTD. CDO SERIES 1999-1
By:

Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION
By:

Name: Title:
LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND
By:	Stein Roe & Farnham, Inc., as advisor
By:

Name: Title:
KEYPORT LIFE INSURANCE COMPANY
By:

Name: Title:
STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
By:

Name: Title:

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
By:

Name: Title:
MOUNTAIN CAPITAL CLO I LTD.
By:

Name: Title:
OCTAGON INVESTMENT PARTNERS II, LLC
By:	Octagon Credit Investors, Llc as sub-investment manager
By:

Name: Title:
HARVARD MANAGEMENT COMPANY, INC.
By:

Name: Title:
HIGHLAND CAPITAL MANAGEMENT, L.P.
By:

Name: Title:

THE TORONTO DOMINION BANK
By:

Name: Title:
VAN KAMPEN PRIME RATE INCOME TRUST
By:

Name: Title:
AG CAPITAL FUNDING
By:

Name: Title:
GALAXY CLO 1999 I
By:

Name: Title:
NUVEEN SENIOR INCOME FUND
By:

Name: Title:
MET LIFE
By:

Name: Title:

FRANKLIN FLOATING RATE TRUST
By:

Name: Title:
OCTAGON INVESTMENT PARTNERS III
By:

Name: Title:
PAMCO CAYMAN LTD.
By:

Name: Title:
SRV-HIGHLAND
By:

Name: Title:
ELC (CAYMAN) LTD. CDO 1999 II
By:

Name: Title:

ALLSTATE INSURANCE COMPANY
By:

Name: Title:
By:

Name: Title:
ALLSTATE LIFE INSURANCE COMPANY
By:

Name: Title:
By:

Name: Title:
AMMC CDO I LTD.
By:

Name: Title:
HELLER FINANCIAL
By:

Name: Title:

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AMENDMENT NO. 2 TO CREDIT AGREEMENT AND PARENT GUARANTY AND PLEDGE AGREEMENT
W I T N E S S E T H:
PART I DEFINITIONS
PART II AMENDMENTS TO CREDIT AGREEMENT
PART III AMENDMENT TO PARENT GUARANTY AND PLEDGE AGREEMENT; CONSENT
PART IV AFFIRMATION AND CONSENT
PART V CONDITIONS TO EFFECTIVENESS
PART VI MISCELLANEOUS